ARROW DOGS OF THE WORLD ETF

(NYSE Arca, Inc.: DOGS)

 (a series of Arrow Investment Trust)

Supplement dated April 27, 2020

To the Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated December 1, 2019

The Board of Trustees of the Arrow Investments Trust (the “Board”) authorized an orderly liquidation of the Arrow Dogs of the World ETF (the “Fund”), a series of the Arrow Investments Trust. The Board determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

The Fund’s investment adviser informed the Board of its view that the Fund could not continue to conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended the Fund’s closure and liquidation to the Board.

The last day of trading of the Fund’s shares on NYSE Arca, Inc. (“NYSE”) will be May 4, 2020 (“Closing Date”), which will also be the last day the Fund will accept creation units from authorized participants. Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on May 15, 2020 (the “Liquidation Date”).

From the Closing Date (May 4, 2020), through the Liquidation Date (May 15, 2020), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not tracking its underlying index.

Shareholders of record remaining on May 15, 2020 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

For additional information regarding the liquidation, shareholders of the Fund may call 877-277-6933.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information dated December 1, 2019 and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

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